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                                                                    Exhibit 32.2

                     TWEETER HOME ENTERTAINMENT GROUP, INC.

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Tweeter Home Entertainment Group, Inc. (the "Company") on Form 10-Q for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joseph G. McGuire, Senior Vice-President and Chief Financial Officer of the Company, certify, pursuant to U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of December 31, 2003 and results of operations of the Company for the three months ended December 31, 2003.

                                        /s/ Joseph G. McGuire
                                        ----------------------------------------

                                        Joseph G. McGuire, Senior Vice-President and Chief Financial Officer

                                        February 10, 2004

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